SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


        Date of Report  (Date of earliest event  reported)   February 23, 1995
                                                             -----------------

                              Commercial Credit Company
          -----------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

      Delaware                     1-6594                  52-0883351
    --------------            ----------------         -------------------
   (State or other             (Commission              (IRS Employer
   jurisdiction of             File Number)             Identification No.)
   incorporation)


              300 Saint Paul Place, Baltimore, Maryland          21202
          -----------------------------------------------------------------
             (Address of principal executive offices)            (Zip Code)



                                    (410) 332-3000
          -----------------------------------------------------------------
                 (Registrant's telephone number, including area code)

                              COMMERCIAL CREDIT COMPANY
                              Current Report on Form 8-K

   Item 7.   Financial Statements,  Pro Forma  Financial Information and
             -----------------------------------------------------------
             Exhibits.
             ---------


               Exhibits:

               Exhibit No.    Description
               -----------    -----------

                  1.01   Terms  Agreement,  dated   February  23,
                         1995,  between  the   Company  and  J.P.
                         Morgan Securities Inc., as Underwriter, relating to the offer and sale of the Company's 7 3/4% Notes due March 1, 2005.

                  4.01 Form of Note for the Company's 7 3/4% Notes due March 1, 2005.

                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:  February 27, 1995           COMMERCIAL CREDIT COMPANY



                                               By  /s/ Firoz B. Tarapore
                                                  ---------------------------
                                                   Firoz B. Tarapore
                                                   Vice President and Assistant
                                                     Treasurer




                                          3